12. NOTE PAYABLE AND AUTO LOAN	6 Months Ended	12 Months Ended
	Jun. 30, 2018	Dec. 31, 2017
Notes to Financial Statements
NOTE PAYABLE AND AUTO LOAN

In October 2015, the Company purchased a new vehicle and financed the purchase through a dealer auto loan. The loan has a term of 60 months, requires minimum monthly payments of approximately $950, and bears interest at a rate of 5.99 percent. As of June 30, 2018, the loan has a short-term portion of $7,602 and a long-term portion of $17,196.

Note Payable

On June 1, 2010, the Company entered into a Promissory Note with one of its vendors in exchange for the vendor cancelling its open invoices to the Company. Total outstanding payables recorded by the Company at the time of settlement were $179,702. The note amount was for $160,633 and bears interest at 10%. The note can be converted only at the option of the Company, at any time, into common stock with an original conversion price of $0.33 per share. During 2011, 2012 and 2013, the company made partial conversions of this note. Further, through a series of amendments, the note was extended to December 31, 2014 and the conversion price of the note was reduced to $0.20 per share of common stock.

Through a series of amendments, the maturity date of the note was extended through June 30, 2016. There were no accounting effects for these amendments.

In December 2017 the Company made a $40,000 settlement payment to pay off this note, and all accrued interest, in full. The Company recorded a gain on debt settlement of $25,352 related to this transaction.

Auto Loan

In October 2015, the Company purchased a new vehicle and financed the purchase through a dealer auto loan. The loan has a term of 60 months, requires minimum monthly payments of approximately $950, and bears interest at a rate of 5.99 percent. As of December 31, 2017, the loan had a short-term portion of $9,862 and a long-term portion of $20,620.